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                                                                    Exhibit 10.1


                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

                     THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made and entered into effective the 31st day of December, 1996, by and between METROCALL, INC., a Delaware corporation, ("Metrocall"), METROCALL OF SHREVEPORT, INC., a Louisiana corporation, ("Metrocall Shreveport"), RADIO AND COMMUNICATION CONSULTANTS, INC., a Louisiana corporation ("RCC"), ADVANCED CELLULAR TELEPHONE, INC., a Louisiana corporation ("ACT"), LEROY FAITH, SR., EDDIE RAY FAITH, DONALD DEWAYNE FAITH, and LEROY FAITH, JR., (collectively "Shareholders"), and DANIEL
R. LOZIER ("Escrow Agent").

                              W I T N E S S E T H:

                     WHEREAS, Metrocall is the successor in interest by merger with A + Network, Inc. to all right, title and obligation of A + Network, Inc. in and to that certain Agreement and Plan of Merger dated April 26, 1996 by and between A+ Network, Inc. RCC, ACT, and the Shareholders ("Merger Agreement"); and

                     WHEREAS, the Merger Agreement provides that closing is to occur on or before December 31, 1996; and

                     WHEREAS, a condition of closing the Merger Agreement is finality of FCC approval of all transactions described in the Merger Agreement; and

                     WHEREAS, the parties acknowledge that the FCC has approved the transactions described in the Merger Agreement and granted necessary licenses on December 27, 1996, but that said approval and grant shall not become final until forty (40) days after said date; and

                     WHEREAS, the parties have previously executed all closing documents with an effective date of December 31, 1996; and

                     WHEREAS, the parties desire to amend the Merger Agreement for the purpose of extending the Finality Date (as defined hereinbelow) as needed to allow FCC license grants and approval to become final before the closing documents and consideration are delivered;

                     NOW, THEREFORE, in consideration of the foregoing, and in consideration of their mutual covenants, terms, and conditions hereinafter expressed, the parties hereto agree as follows:

                     1. The closing of the Merger Agreement and the consummation of the transactions described therein shall be effective on December 31, 1996, subject to the condition precedent that the FCC approvals, licenses, and grants related to the consummation of the transactions described in the Merger Agreement become final.

                     2. The parties agree to extend the December 31, 1996, closing deadline set forth in the Merger Agreement to the date the FCC license grants and approvals become final ("Finality Date"). The parties anticipate that the Finality Date will be February 5, 1997, unless the FCC or third parties institute actions to delay such date. In consideration of this extension, the parties agree to waive their respective rights to terminate the Merger Agreement based on a failure to close the Merger Agreement by any stated deadline for closing.

                     3. On the Finality Date, Metrocall shall transfer by wire to legal counsel for RCC, ACT, and the Shareholders, the sum of $804,913.50, representing $40,000.00 to the Shareholders as payment in full for the covenants of non-competition referenced in the Merger Agreement, the sum of $35,396.56, represented accrued but unpaid interest on outstanding indebtedness due to Leroy Faith, Sr., and $729,516.94, representing



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the principal balance of outstanding indebtedness due to Leroy Faith, Sr.
Further on the Finality Date, Metrocall shall instruct its stock transfer agent to issue and deliver the Stock Consideration in accordance with the terms of the Merger Agreement. For this purpose, the parties agree that the value of the Stock Consideration shall be the average of the reported daily closing sales prices for a single share of Metrocall common stock on the NASDAQ for the ten
(10) consecutive trading days immediately preceding December 31, 1996.

                     4. In every other respect, the Merger Agreement and related closing documents are ratified and confirmed.

                     5. Capitalized terms not defined herein shall have the meaning ascribed to them in the Merger Agreement.

                     6. It is specifically acknowledged that all parties reserve all rights, causes of actions, and claims that they may have in connection with the enforcement of the terms and conditions of the Merger Agreement.

                     7. Herein appears ESCROW AGENT for the purpose of acknowledging the terms and conditions of this Agreement and further acknowledging that he will continue to retain all closing documents in connection with the Merger Agreement that have been placed in his possession under the terms and conditions of the previously executed closing documents dated December 31, 1996. Said documents shall be released from escrow on the Finality Date.


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                     IN WITNESS WHEREOF, the parties hereto have executed this
Agreement effective the first day written above.

                                               METROCALL, INC.

  /s/ Ronnie E.  Harold                        By: /s/ Vincent D. Kelly
---------------------------                       --------------------------
Witness
Print Name: Ronnie E. Harold                   Its: CFO
                                                    ------------------------

                                               METROCALL OF SHREVEPORT, INC.

  /s/ Ronnie E.  Harold                        By: /s/ Vincent D. Kelly
---------------------------                       --------------------------
Witness
Print Name: Ronnie E. Harold                   Its: Vice President


                                               RADIO AND COMMUNICATION
                                               CONSULTANTS, INC.

  /s/ William H. Ledbetter                     By: /s/ Leroy Faith
---------------------------                       --------------------------
Witness
Print Name: William H. Ledbetter, Jr.          Its: President


                                               ADVANCED CELLULAR TELEPHONE,
                                               INC.

  /s/ William H. Ledbetter                     By:/s/ Leroy Faith, Jr.
---------------------------                       --------------------------
Witness
Print Name: William H. Ledbetter, Jr.          Its: President

  /s/ William H. Ledbetter                     /s/ Leroy Faith, Sr.
---------------------------                    -----------------------------
Witness                                        LEROY FAITH, SR.
Print Name: William H. Ledbetter, Jr.

  /s/ William H. Ledbetter                     /s/ Leroy Faith, Jr.
---------------------------                    -----------------------------
Witness                                        LEROY FAITH, JR.
Print Name: William H.  Ledbetter, Jr.

  /s/ William H. Ledbetter                     /s/ Eddie Ray Faith
---------------------------                    -----------------------------
Witness                                        EDDIE RAY FAITH
Print Name: William H. Ledbetter, Jr.

  /s/ William H. Ledbetter                     /s/ Donald Dewayne Faith
---------------------------                    -----------------------------
Witness                                        DONALD DEWAYNE FAITH
Print Name: William H. Ledbetter, Jr.


                                               ESCROW AGENT

  /s/ Lynn Lowery                              By:/s/ Daniel R. Lozier
---------------------------                       --------------------------
Witness                                             DANIEL R. LOZIER
Print Name: Lynn Lowery